Exhibit 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT, dated as of March 10, 2023 (this “First Amendment”), to the Credit Agreement referred to below by and among International Seaways, Inc., a Marshall Islands corporation (“Holdings”), International Seaways Operating Corporation, a Marshall Islands corporation (the “Borrower”), the other Guarantors (as defined in the Credit Agreement referred to below) party hereto, the Lenders (as defined in the Credit Agreement referred to below) party hereto, and Nordea Bank Abp, New York Branch, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders. Capitalized terms used herein but not otherwise defined in this First Amendment have the same meanings as specified in the Amended Credit Agreement referenced below.

RECITALS

WHEREAS, the Borrower, Holdings, the other Guarantors from time to time party thereto, the several Lenders from time to time party thereto, the Administrative Agent and the other parties thereto have entered into that certain Credit Agreement, dated as of May 20, 2022 (as amended, restated, amended and restated, supplemented and/or otherwise modified prior to the date hereof, the “Credit Agreement” and, as amended by this First Amendment, the “Amended Credit Agreement”);

WHEREAS, the Borrower wishes to (a) (i) prepay the Initial Term Loans in an aggregate principal amount of $97,000,000, (ii) obtain a release of the Collateral Vessel Mortgages over the Collateral Vessels listed in Annex A hereto made a part hereof (the “Released Vessels”), their related shipowner Subsidiary Guarantors listed on Annex A (the “Released Guarantors”) and other related Collateral described herein, and (iii) make certain other amendments to the Credit Agreement as set forth herein and (b) receive from the Lenders additional Revolving Commitments in an aggregate principal amount of $40,000,000 (the “Additional Revolving Commitments”), which Additional Revolving Commitments shall constitute an increase to, and be subject to the same terms and conditions as the existing Revolving Commitments prior to the First Amendment Effective Date (as defined below);

WHEREAS, upon the effectiveness of this First Amendment as of the First Amendment Effective Date (defined below), the aggregate outstanding principal amount of the Initial Term Loans shall be $366,322,262.64, the aggregate principal amount of the Lenders’ Revolving Commitment shall be $257,429,389.46, and no Revolving Loans shall be outstanding.

WHEREAS, the Borrower, Holdings, the other Guarantors, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.           Additional Revolving Commitments.

(a)            In accordance with Section 11.02 of the Credit Agreement, with effect from and after the First Amendment Effective Date, each Lender party to the Credit Agreement, by its signature to this First Amendment, severally agrees to make available to the Borrower additional Revolving Commitments and Revolving Loans in Dollars up to its pro rata portion of the Additional Revolving Commitments. The Total Revolving Commitment of each Lender, including its Additional Revolving Commitments, is set out in Annex B hereto and made a part hereof.

(b)           With effect from the First Amendment Effective Date, the Additional Revolving Commitments shall be added to the Revolving Commitments outstanding immediately prior to the First Amendment Effective Date and each Revolving Loan made on or after the First Amendment Effective Date in accordance with paragraph (a) above shall constitute, for all purposes of the Amended Credit Agreement, a Revolving Loan made pursuant to the Amended Credit Agreement. The Additional Revolving Commitments shall have terms identical to the Revolving Commitments outstanding under the Credit Agreement immediately prior to the First Amendment Effective Date.

SECTION 2.          Consent to Collateral Release. In accordance with Section 11.02 of the Credit Agreement, with effect from and after the First Amendment Effective Date, the Administrative Agent and each Lender hereby consents to the release of (i) the Collateral Vessel Mortgages over the Released Vessels and the Released Guarantors, (ii) the Guarantee provided by each Released Guarantor which directly owns a Released Vessel, and (iii) all other obligations, Liens and security interests granted by the Released Guarantors and the other Loan Parties in connection with such Released Vessels and such Released Guarantors (the releases referred to in this clause being the “Release”). By its signature below written, each Lender authorizes and directs the Administrative Agent to execute and deliver this First Amendment and, following the occurrence of the First Amendment Effective Date, deliver all applicable mortgage and other releases, assignment or reassignment agreements, UCC terminations, notices, and other similar documents, and cooperate with the reasonable requests of the Borrower, to effect the Release.

SECTION 3.           Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 5, the Lenders agree that the Credit Agreement is hereby amended as follows:

(a)           The definition of “Bank Product Obligations” in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

““Bank Product Obligations” shall mean (a) all Hedging Obligations pursuant to Permitted Hedging Agreements entered into with one or more of the Bank Product Providers, and (b) all amounts that the Administrative Agent or any Lender is obligated to pay to a Bank Product Provider as a result of the Administrative Agent or such Lender purchasing participations from, or executing guarantees or indemnities or reimbursement obligations to, a Bank Product Provider with respect to the Bank Products provided by such Bank Product Provider to the Borrower or any Subsidiary Guarantor; provided that, in order for any item described in clause (a) or (b) above, as applicable, to constitute “Bank Product Obligations,” the applicable Bank Product must have been provided on or after the Closing Date and the Administrative Agent shall have received (i) a Bank Product Provider Letter Agreement from the applicable Bank Product Provider on or prior to the First Amendment Effective Date or (ii) thereafter, a Bank Product Provider Letter Agreement from the applicable Bank Product Provider (and acknowledged by the Borrower) within 30 days after the date of the provision of the applicable Bank Product to the Borrower or any Subsidiary Guarantor.”

(b)            The definition of “Bank Product Provider” in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

““Bank Product Provider” shall mean any Agent, any Lender or any of their respective Affiliates (or any person who at the time the respective Bank Product Agreement was entered into by such person was an Agent, a Lender or an Affiliate thereof); provided, however, that no such person shall constitute a Bank Product Provider with respect to a Bank Product unless and until the Administrative Agent shall have received (i) a Bank Product Provider Letter Agreement from such person on or prior to the First Amendment Effective Date or (ii) thereafter, a Bank Product Provider Letter Agreement from such person with respect to the applicable Bank Product (and acknowledged by the Borrower) within 30 days after the provision of such Bank Product to the Borrower or Subsidiary Guarantor.”

(c)            The last sentence of the definition of “Revolving Commitment” in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“The aggregate principal amount of the Lenders’ Revolving Commitments on the First Amendment Effective Date is $257,429,389.46.”

(d)            The definition of “Revolver Reduction Date” in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

““Revolver Reduction Date” shall mean each of August 20, 2026, November 20, 2026, February 20, 2027 and the Maturity Date.”

(e)            The last sentence of the definition of “Subsidiary Guarantor” in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

“As of the First Amendment Effective Date, the Subsidiary Guarantors are listed on Schedule 1.01(h).”

(f)             The definition of “Total Revolving Commitments” in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

““Total Revolving Commitments” shall mean the aggregate principal amount of all Revolving Commitments, which as of the First Amendment Effective Date is $257,429,389.46.”

(g)            The following defined terms shall be added to Section 1.01 of the Credit Agreement in the appropriate alphabetic position:

“First Amendment” means the First Amendment to Credit Agreement, dated as of March 10, 2023, among Holdings, the Borrower, the other Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” has the meaning set forth in the First Amendment.

“Revolver Reduction Amount” shall mean for any Revolver Reduction Date, the corresponding amount for such date set forth on Schedule 2.09(a) under the heading “Total Revolving Commitment Reduction”.

(h)            paragraph (a) of Section 2.01 of the Credit Agreement is hereby amended by deleting the text “the earlier of the Revolver Reduction Date and the” appearing in in such paragraph.

(i)             paragraph (b) of Section 2.01 of the Credit Agreement is hereby amended by inserting the text “as of the Closing Date” at the end of such paragraph.

(j)             Section 2.09 of the Credit Agreement is hereby amended by amending and restating clause (c) as follows:

“On each Revolver Reduction Date, the Total Revolving Commitments shall be permanently reduced by an aggregate principal amount equal to the applicable Revolver Reduction Amount for such date and the Borrower shall pay to the Administrative Agent, for the account of the Revolving Lenders, any amounts required to be prepaid after giving effect to such reduction of the Total Revolving Commitments pursuant to Section 2.10(b), together in each case with accrued and unpaid interest on the principal amount to be paid to, but excluding the date of, such payment.”

(k)            paragraph (e) of Section 2.10 of the Credit Agreement is hereby amended by deleting the text “exceeds the outstanding principal of the Loans” and inserting in lieu thereof the text “exceeds the sum of (i) the outstanding principal of the Loans and (ii) the amount of any undrawn Commitments”.

(l)             paragraph (a) of Section 3.23 of the Credit Agreement is hereby amended by deleting the text “as of the Closing Date” and inserting the text “as of the First Amendment Effective Date” in lieu thereof.

(m)           paragraph (c) of Section 6.01 of the Credit Agreement is hereby amended to restate clause (ii) of the proviso in such paragraph as follows: “(ii) the notional principal amount of such Hedging Obligations at the time incurred does not exceed the principal amount of the Indebtedness (including, for purposes of this paragraph (c), any undrawn commitments relating to such Indebtedness) to which such Hedging Obligations relate”.

(n)            Annex I (Initial Lenders and Commitments) to the Credit Agreement is hereby deleted in its entirety and Annex B hereto shall be substituted in lieu thereof.

(o)            Schedule 1.01(a) (Collateral Vessels) to the Credit Agreement is hereby deleted in its entirety and Annex C annexed hereto and made a part hereof shall be substituted in lieu thereof.

(p)            Schedule 1.01(h) (Subsidiary Guarantors) to the Credit Agreement is hereby deleted in its entirety and Annex D annexed hereto and made a part hereof shall be substituted in lieu thereof.

(q)            Schedule 2.09(a) (Scheduled Amortization Payments) to the Credit Agreement is hereby deleted in its entirety and Annex E annexed hereto and made a part hereof shall be substituted in lieu thereof.

SECTION 4.           Representations and Warranties. In order to induce the Lenders to enter into this First Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party hereby represents and warrants that:

(a)            the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of such earlier date);

(b)            both before and immediately upon giving effect to this First Amendment, no Default or Event of Default shall have occurred and be continuing; and

(c)            this First Amendment has been duly authorized, executed and delivered by each Loan Party party hereto and each of this First Amendment and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 5.           Conditions of Effectiveness. The effectiveness of this First Amendment (and the amendments contained in Section 3 hereof) is subject to the satisfaction of the following conditions (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):

(a)            this First Amendment shall have been duly executed by the Borrower, Holdings, each other Guarantor, the Lenders and the Administrative Agent (which may include a copy transmitted by facsimile or PDF or other electronic method), and delivered to the Administrative Agent (or its counsel);

(b)            the Borrower shall have made a prepayment of Initial Term Loans in accordance with Section 2.10 of the Credit Agreement, which will be applied on a pro rata basis among the payments remaining to be made on each Term Loan Repayment Date, in an aggregate principal amount of $97,000,000 plus all other amounts as may be required in accordance with Section 2.10(e) of the Credit Agreement;

(c)            the Borrower shall have paid all costs, fees, expenses and other amounts due and payable pursuant to the Loan Documents and any other fee due and payable to the Administrative Agent or any affiliate thereof as may have been separately agreed to by the Borrower and the Administrative Agent or such affiliate in connection with this First Amendment, including the reasonable fees and expenses of White & Case LLP;

(d)            (i) all representations and warranties set forth in Section 4 of this First Amendment shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (or true and correct in all respects in the case of representations and warranties qualified by materiality or Material Adverse Effect) on and as of such earlier date), and (ii) no Default shall have occurred and be continuing or would occur immediately upon giving effect to this First Amendment;

(e)            the Administrative Agent a shall have received a certificate, dated as of the First Amendment Effective Date and signed on behalf of the Borrower by a Responsible Officer thereof, certifying on behalf of the Borrower that all of the conditions in clause (d) above have been satisfied on such date;

(f)             the Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion from Holland & Knight LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent (i) dated the First Amendment Effective Date, (ii) addressed to the Administrative Agent and the Lenders (and allowing for reliance by their permitted successors and assigns on customary terms) and (iii) covering such matters relating to this First Amendment and the amendments to the Collateral Vessel Mortgages as the Administrative Agent shall reasonably request;

(g)            the Administrative Agent shall have received (x) a duly executed and delivered amendment to each Collateral Vessel Mortgage, in form and substance reasonably satisfactory to the Administrative Agent (each a “Collateral Vessel Mortgage Amendment”), for all Collateral Vessels flagged in the Republic of the Marshall Islands or the Republic of Liberia, as applicable, listed on Schedule 1.01(a) of the Amended Credit Agreement (which, for the avoidance of doubt shall not include any Released Vessels), (y) a memorandum of particulars in relation to each of the Collateral Vessel Mortgage Amendments (to the extent required by the Republic of the Marshall Islands or the Republic of Liberia) in form and substance satisfactory to the Administrative Agent and (z) copies of current transcripts of registry or certificates of ownership and encumbrance, as applicable, for each Collateral Vessel listed on Schedule 1.01(a) of the Amended Credit Agreement;

(h)            the Administrative Agent shall have received:

(A)          a certificate of the secretary or assistant secretary of each Loan Party (other than any Released Guarantor), dated as of the First Amendment Effective Date, certifying (x) that attached thereto is a true and complete copy of each Organizational Document of such Loan Party certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be (or, in lieu thereof, a certification by the secretary or assistant secretary of each Loan Party that the Organizational Documents attached to the certificates delivered to the Administrative Agent by the Borrower and each such Subsidiary Guarantor in connection with the Closing Date pursuant to Section 4.01(b) of the Credit Agreement remain in full force and effect on the First Amendment Effective Date without modification or amendment since the Closing Date), (y) that attached thereto is a true and complete copy of customary powers of attorney (if any), resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of the First Amendment and any other document delivered in connection with the First Amendment to which such person is a party and, in the case of the Borrower, the making of the Additional Revolving Commitments hereunder, and that such powers of attorney and/or resolutions have not been modified, rescinded or amended and are in full force and effect, and (z) as to the incumbency and specimen signature of each officer executing the First Amendment or any other document delivered in connection with the First Amendment on behalf of such Loan Party (together with a certificate of another officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate required by this clause (A));

(B)           a certificate as to the good standing of each Loan Party (other than any Released Guarantor) (in so-called “long-form” if available) as of a recent date and a “bring down” good standing certificate of each Loan Party as of the First Amendment Effective Date (or, in each case, local equivalent thereof), in each case, from such Secretary of State;

(i)             the Administrative Agent shall have received a solvency certificate, substantially in the form of Exhibit I to the Credit Agreement (appropriately completed), dated as of the First Amendment Effective Date, and signed by the chief financial officer of Holdings, certifying that Borrower and its Subsidiaries, on a consolidated basis after giving effect to the First Amendment, are Solvent; and

(j)             the Borrower shall have paid to each Lender for its own account, a non-refundable consent fee equal to 0.10% of the aggregate principal amount of Loans owing to, and undrawn Commitments provided by, such Lender as of the First Amendment Effective Date pursuant to the Amended Credit Agreement.

SECTION 6.           Effects on Loan Documents.

(a)            Except as specifically amended herein or contemplated hereby, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)            The execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders or any Agent under the Loan Documents.

(c)            (i) Each Loan Party acknowledges and agrees that, on and after the First Amendment Effective Date, this First Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement and (ii) each Loan Party hereby (A) agrees that all Obligations shall be guaranteed pursuant to the Guarantees in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof, and that, notwithstanding the effectiveness of this First Amendment, on and after the First Amendment Effective Date, the Guarantees and the Liens created pursuant to the Security Documents for the benefit of the Secured Parties continue to be in full force and effect on a continuous basis and (B) affirms, acknowledges and confirms all of its obligations and liabilities under the Amended Credit Agreement and each other Loan Document to which it is a party, after giving effect to this First Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Amended Credit Agreement and the other Loan Documents, after giving effect to this First Amendment.

(d)            On and after the First Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement, and this First Amendment and the Amended Credit Agreement shall be read together and construed as a single instrument.

(e)            Nothing herein shall be deemed to entitle the Borrower, Holdings nor the other Guarantors to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 7.            Amendments; Severability.

(a)            This First Amendment may not be amended nor may any provision hereof be waived except in accordance with the provisions of Section 11.02 of the Amended Credit Agreement.

(b)            To the extent any provision of this First Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this First Amendment in any jurisdiction.

SECTION 8.           Governing Law; Waiver of Jury Trial; Jurisdiction. THIS FIRST AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 11.09(b), 11.09(c), 11.09(d) and 11.10 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 9.           Headings. Section headings in First Amendment are included herein for convenience of reference only, are not part of this First Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this First Amendment.

SECTION 10.         Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this First Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar applicable state laws based on the Uniform Electronic Transactions Act.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

HOLDINGS:

INTERNATIONAL SEAWAYS, INC.

By:	/s/ James D. Small III
Name: James D. Small III
Title: Chief Administrative Officer, Senior Vice President, Secretary and General Counsel

BORROWER:

INTERNATIONAL SEAWAYS OPERATING CORPORATION

By:	/s/ James D. Small III
Name: James D. Small III
Title: Senior Vice President and Secretary

GUARANTORS:

DIAMOND S SHIPPING INC.
DIAMOND S SHIPPING II LLC
DIAMOND S SHIPPING III LLC
DSS VESSEL LLC
DSS VESSEL II LLC
DSS VESSEL III LLC
DSS VESSEL IV LLC

By:	/s/ James D. Small III
Name: James D. Small III
Title: Vice President and Secretary

[Signature Page to First Amendment to INSW Credit Agreement]

GUARANTORS:	HEROIC OCTANS INC.
HEROIC PEGASUS INC.
APOLLONAS SHIPPING COMPANY	HEROIC PERSEUS INC.
ASTERIAS CRUDE CARRIER S.A.	HEROIC PISCES INC.
BELERION MARITIME CO.	HEROIC SAGITTARIUS INC.
CVI CITRON, LLC	HEROIC SCORPIO INC.
DSS 1 LLC	HEROIC SCUTUM INC.
DSS 2 LLC	HEROIC SERENA INC.
DSS 5 LLC	HEROIC TUCANA INC.
DSS 6 LLC	IASON PRODUCT CARRIER S.A.
DSS 7 LLC	IRAKLITOS SHIPPING COMPANY
DSS 8 LLC	ISIODOS PRODUCT CARRIER S.A.
DSS A LLC	LEYTE PRODUCT TANKER
DSS B LLC	CORPORATION
DSS C LLC	LORENZO SHIPMANAGEMENT INC.
DSS D LLC	MAPLE TANKER CORPORATION
EAGLE PRODUCT TANKER	MONTAUK TANKER CORPORATION
CORPORATION	NAVARRO INTERNATIONAL S.A.
EPICURUS SHIPPING COMPANY	OAK TANKER CORPORATION
FILONIKIS PRODUCT CARRIER S.A.	SAMAR PRODUCT TANKER
FRONT PRESIDENT INC.	CORPORATION
HATTERAS TANKER CORPORATION	SEAWAYS SHIPPING CORPORATION
HEROIC ANDROMEDA INC.	SECOND KATSURA TANKER
HEROIC AURIGA INC.	CORPORATION
HEROIC AVENIR INC.	SKOPELOS PRODUCT TANKER
HEROIC GAEA INC.	CORPORATION
HEROIC HERA INC.	SORREL SHIPMANAGEMENT INC.
HEROIC HERCULES INC.	TITANAS PRODUCT CARRIER S.A.
HEROIC HOLOGIUM INC.	WHITE BOXWOOD SHIPPING S.A.
HEROIC HYDRA INC.	WHITE HYDRANGEA SHIPPING S.A.
HEROIC LIBRA INC.	WIND DANCER SHIPPING INC.

By:	/s/ James D. Small III
Name:	James D. Small III
Title:	Vice President and Secretary

[Signature Page to First Amendment to INSW Credit Agreement]

NORDEA BANK ABP, NEW YORK BRANCH, as Administrative Agent, Collateral Agent, Security Trustee and a Lender

By:	/s/ Erik Havnvik
	Name:	Erik Havnvik
	Title:	Managing Director

By:	/s/ Anders Holmgaard
	Name:	Anders Holmgaard
	Title:	Managing Director

[Signature Page to First Amendment to INSW Credit Agreement]

ING BANK N.V., LONDON BRANCH, as a Lender

By:	/s/ Stephen Fewster
	Name:	Stephen Fewster
	Title:	Global Head of Shipping

By:	/s/ Robarlus Knel
	Name:	Robarlus Knel
	Title:	Director

[Signature Page to First Amendment to INSW Credit Agreement]

CRÉDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Lender

By:	/s/ Georgios Ghanasoulis
	Name:	Georgios Ghanasoulis
	Title:	Director

By:	/s/ Manon Didier
	Name:	Manon Didier
	Title:	Vice President

[Signature Page to First Amendment to INSW Credit Agreement]

DNB CAPITAL LLC, as a Lender

By:	/s/ Cathleen Buckley
	Name:	Cathleen Buckley
	Title:	Senior Vice President

By:	/s/ Sybille Andaur
	Name:	Sybille Andaur
	Title:	Senior Vice President

[Signature Page to First Amendment to INSW Credit Agreement]

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as a Lender

By:	/s/ Erling Amundsen
	Name:	Erling Amundsen
	Title:	Attorney-at-Law

By:	/s/ Per Olav Bucher-Johannessen
	Name:	Per Olav Bucher-Johannessen
	Title:	Head of Shipping Coverage Norway

[Signature Page to First Amendment to INSW Credit Agreement]

BNP PARIBAS, as a Lender

By:	/s/ Eric Dulcire
	Name:	Eric Dulcire
	Title:	Managing Director

By:	/s/ Antoine Treguer
	Name:	Antoine Treguer
	Title:	Director

[Signature Page to First Amendment to INSW Credit Agreement]

DANISH SHIP FINANCE A/S, as a Lender

By:	/s/ Michael Frisch
	Name:	Michael Frisch
	Title:	CCO

By:	/s/ Brian Kristiansen
	Name:	Brian Kristiansen
	Title:	SLM

[Signature Page to First Amendment to INSW Credit Agreement]

NATIONAL AUSTRALIA BANK LIMITED, as a Lender

By:	/s/ Daniel Carr
	Name:	Daniel Carr
	Title:	Head of Asset Finance

By:	/s/ Matthew Richardson
	Name:	Matthew Richardson
	Title:	Director

[Signature Page to First Amendment to INSW Credit Agreement]

Annex A to First Amendment to Credit Agreement

Released Collateral Vessels and Released Subsidiary Guarantors

No.	Vessel Name	Vessel Flag and Official Number	Vessel Owner Name	Vessel Owner Jurisdiction of Organization
1.	Adriatic Wave	Hong Kong HK-2425	Heroic Scutum Inc.	Liberia
2.	Aegean Wave	Hong Kong HK-2424	Heroic Tucana Inc.	Liberia
3.	Alpine Madeleine	Hong Kong HK-2172	Heroic Avenir Inc.	Liberia
4.	Alpine Mathilde	Hong Kong HK-2124	Heroic Serena Inc.	Liberia
5.	Alpine Mia	Hong Kong HK-2269	White Hydrangea Shipping S.A.	Liberia
6.	Alpine Moment	Hong Kong HK-2324	White Boxwood Shipping S.A.	Liberia
7.	Alpine Mystery	Hong Kong HK-2477	Heroic Perseus Inc.	Liberia
8.	Atlantic Lily	Hong Kong HK-2196	Heroic Libra Inc.	Liberia
9.	Atlantic Mirage	Hong Kong HK-2447	Heroic Octans Inc.	Liberia
10.	Atlantic Muse	Hong Kong HK-2353	Heroic Hydra Inc.	Liberia
11.	Atlantic Olive	Hong Kong HK-2198	Heroic Pisces Inc.	Liberia
12.	Atlantic Polaris	Hong Kong HK-2359	Heroic Hologium Inc.	Liberia
13.	Atlantic Rose	Hong Kong HK-2197	Heroic Sagittarius Inc.	Liberia
14.	Atlantic Star	Hong Kong HK-2100	Heroic Hercules Inc.	Liberia
15.	Pacific Jewel	Hong Kong HK-2448	Heroic Auriga Inc.	Liberia
16.	Seaways Citron (ex Citron)	Hong Kong HK-4672	CVI Citron, LLC	Delaware

No.	Vessel Name	Vessel Flag and Official Number	Vessel Owner Name	Vessel Owner Jurisdiction of Organization
17.	Seaways Frontier (ex Atlantic Frontier)	Hong Kong HK-2021	Heroic Gaea Inc.	Liberia
18.	Seaways Galle	Liberia 13117	Lorenzo Shipmanagement Inc.	Marshall Islands
19.	Seaways Gatun	Liberia 13112	Apollonas Shipping Company	Marshall Islands
20.	Seaways Grace (ex Atlantic Grace)	Hong Kong HK-2101	Heroic Hera Inc.	Liberia
21.	Seaways Hercules	Liberia 16407	Epicurus Shipping Company	Marshall Islands
22.	Seaways Huron	Liberia 13113	Iraklitos Shipping Company	Marshall Islands

Annex B to First Amendment to Credit Agreement

Annex I

Initial Lenders Term Loans and Revolving Commitments
as the First Amendment Effective Date (upon the effectiveness of the First Amendment to the Credit Agreement)

Lender	Address for Notices	Outstanding Amount of Term Loan Principal[1]	Amount of Total Revolving Commitment
Nordea Bank Abp, New York Branch	1211 Avenue of the Americas New York, New York 10036 USA Attention: Shipping, Offshore and Oil Services	$58,611,562.04	$41,188,702.32
Crédit Agricole Corporate and Investment Bank	For credit matters: 1301 Avenue of the Americas New York, NY, 10019 USA Attention: George Gkanasoulis / Manon Didier	$58,611,562.02	$41,188,702.31
	For operational matters: 12 Place des Etats-Unis 92547 Montrouge CEDEX France
BNP Paribas	For credit matters: 16 Boulevard des Italiens 75009 Paris France	$58,611,562.02	$41,188,702.31
	For operational matters: 09 Rue du Débarcadère – Immeuble Océanie 93500 Pantin France Attention: CIB / BOCI / CREDITS FINANCIERS copy : CTM Transportation

1 As of the First Amendment Effective Date.

Lender	Address for Notices	Outstanding Amount of Term Loan Principal[1]	Amount of Total Revolving Commitment
DNB Capital LLC	For credit matters: 30 Hudson Yards, 81st FL New York, NY 10001 USA	$58,611,562.02	$41,188,702.31
	For operational matters: 30 Hudson Yards, 81st FL New York, NY 10001 USA Attention: Loan Processing Department
Skandinaviska Enskilda Banken AB (publ)	For credit matters: Filipstad Brygge 1, P.O.Box 1843 Vika NO-0123 Oslo Norway	$58,611,562.02	$41,188,702.31
	For operational matters: Stjärntorget 4 SE-106 40 Stockholm Sweden Attention: Structured Credit Operations
Danish Ship Finance A/S	For credit matters: Sankt Annae Plads 3 DK-1250 Copenhagen K Denmark	$31,259,499.75	$21,967,307.90
	For operational matters: Sankt Annae Plads 3 DK-1250 Copenhagen K Denmark Attention: Loan Administration

Lender	Address for Notices	Outstanding Amount of Term Loan Principal[1]	Amount of Total Revolving Commitment
ING Bank N.V., London Branch	For credit matters: 8-10 Moorgate London UK	$31,259,499.75	$21,967,307.90
	For operational matters:
National Australia Bank Limited	For credit matters: 277 Park Avenue, 19th Floor New York, NY 10172 USA	$10,745,453.03	$7,551,262.08
	For operational matters: Attention: NY Lending Administration 277 Park Avenue, 19th Floor New York, NY 10172 USA
Total:		$366,322,262.64	$257,429,389.46

Annex C to First Amendment to Credit Agreement

Schedule 1.01(a) – Collateral Vessels

No.	Vessel Name	Documented Owner	Official Number	Flag	IMO Number	Built Date (yyyy/mm)
1.	Atlantic Titan	Heroic Scorpio Inc.	HK-2282	Hong Kong	9360324	2008/11
2.	High Jupiter	Heroic Andromeda Inc.	HK-2233	Hong Kong	9366299	2008/10
3.	High Mercury	Heroic Pegasus Inc.	HK-2173	Hong Kong	9366287	2008/07
4.	Sabine	DSS C LLC	4033	Marshall Islands	9594755	2012/07
5.	San Jacinto	DSS 8 LLC	6700	Marshall Islands	9730373	2016/06
6.	San Saba	DSS 1 LLC	4027	Marshall Islands	9593426	2012/06
7.	Seaways Eagle	Eagle Product Tanker Corporation	9898	Marshall Islands	9580390	2011/04
8.	Seaways Everest	Front President Inc.	3712	Marshall Islands	9400679	2010/02
9.	Seaways Hatteras	Hatteras Tanker Corporation	7597	Marshall Islands	9730414	2017/07
10.	Seaways Kenosha (ex Anikitos)	Iason Product Carrier S.A.	16949	Liberia	9710490	2016/06
11.	Seaways Leyte	Leyte Product Tanker Corporation	4255	Marshall Islands	9470272	2011/05
12.	Seaways Lorain (ex Aris II)	Belerion Maritime Co.	3217	Marshall Islands	9384019	2008/08
13.	Seaways McKinley	Maple Tanker Corporation	4111	Marshall Islands	9530228	2011/07
14.	Seaways Montauk	Montauk Tanker Corporation	7598	Marshall Islands	9779537	2017/07
15.	Seaways Raffles	Second Katsura Tanker Corporation	2295	Marshall Islands	9411032	2010/02
16.	Seaways Reyes (ex Aristaios)	Asterias Crude Carrier S.A.	7126	Marshall Islands	9779939	2017/01
17.	Seaways Samar	Samar Product Tanker Corporation	4375	Marshall Islands	9470284	2011/07
18.	Seaways Skopelos	Skopelos Product Tanker Corporation	3726	Marshall Islands	9478638	2009/11

No.	Vessel Name	Documented Owner	Official Number	Flag	IMO Number	Built Date (yyyy/mm)
19.	Seaways Brazos (ex Brazos)	DSS A LLC	4031	Marshall Islands	9594731	2012/01
20.	Seaways Colorado (ex Colorado)	DSS D LLC	4034	Marshall Islands	9594767	2012/11
21.	Seaways Frio (ex Frio)	DSS 6 LLC	4030	Marshall Islands	9596985	2012/12
22.	Seaways Jeju (ex Amor)	Filonikis Product Carrier S.A.	16946	Liberia	9700471	2015/09
23.	Seaways Kilimanjaro	Oak Tanker Corporation	4169	Marshall Islands	9563237	2012/01
24.	Seaways Kolberg (ex Amadeus)	Titanas Product Carrier S.A.	9592	Marshall Islands	9700469	2015/06
25.	Seaways Lookout (ex Active)	Isiodos Product Carrier S.A.	16613	Liberia	9700342	2015/03
26.	Seaways Nantucket (ex Aristotelis II)	Wind Dancer Shipping Inc.	3197	Marshall Islands	9384033	2008/06
27.	Seaways Niagara (ex Alexandros II)	Sorrel Shipmanagement Inc.	3036	Marshall Islands	9384021	2008/06
28.	Seaways Oak (ex Ayrton II)	Navarro International S.A.	13239	Liberia	9410014	2009/04
29.	Seaways Pecos (ex Pecos)	DSS B LLC	4032	Marshall Islands	9594743	2012/04
30.	Seaways Red (ex Red)	DSS 5 LLC	4029	Marshall Islands	9596973	2012/10
31.	Seaways Rio Grande (ex Rio Grande)	DSS 2 LLC	4028	Marshall Islands	9593438	2012/07
32.	Trinity	DSS 7 LLC	6699	Marshall Islands	9730361	2016/03

Annex D to First Amendment to Credit Agreement

Schedule 1.01(h) – Subsidiary Guarantors

No.	Subsidiary Guarantor	Jurisdiction of Organization
1.	Asterias Crude Carrier S.A.	Marshall Islands
2.	Belerion Maritime Co.	Marshall Islands
3.	Diamond S Shipping Inc.	Marshall Islands
4.	Diamond S Shipping II LLC	Marshall Islands
5.	Diamond S Shipping III LLC	Marshall Islands
6.	DSS 1 LLC	Marshall Islands
7.	DSS 2 LLC	Marshall Islands
8.	DSS 5 LLC	Marshall Islands
9.	DSS 6 LLC	Marshall Islands
10.	DSS 7 LLC	Marshall Islands
11.	DSS 8 LLC	Marshall Islands
12.	DSS A LLC	Marshall Islands
13.	DSS B LLC	Marshall Islands
14.	DSS C LLC	Marshall Islands
15.	DSS D LLC	Marshall Islands
16.	DSS Vessel LLC	Marshall Islands
17.	DSS Vessel II LLC	Marshall Islands
18.	DSS Vessel III LLC	Marshall Islands
19.	DSS Vessel IV LLC	Marshall Islands
20.	Eagle Product Tanker Corporation	Marshall Islands
21.	Filonikis Product Carrier S.A.	Liberia
22.	Front President Inc.	Marshall Islands
23.	Hatteras Tanker Corporation	Marshall Islands
24.	Heroic Andromeda Inc.	Liberia
25.	Heroic Pegasus Inc.	Liberia
26.	Heroic Scorpio Inc.	Liberia
27.	Iason Product Carrier S.A.	Liberia
28.	Isiodos Product Carrier S.A.	Liberia
29.	Leyte Product Tanker Corporation	Marshall Islands

No.	Subsidiary Guarantor	Jurisdiction of Organization
30.	Maple Tanker Corporation	Marshall Islands
31.	Montauk Tanker Corporation	Marshall Islands
32.	Navarro International S.A.	Marshall Islands
33.	Oak Tanker Corporation	Marshall Islands
34.	Samar Product Tanker Corporation	Marshall Islands
35.	Seaways Shipping Corporation	Marshall Islands
36.	Second Katsura Tanker Corporation	Marshall Islands
37.	Skopelos Product Tanker Corporation	Marshall Islands
38.	Sorrel Shipmanagement Inc.	Marshall Islands
39.	Titanas Product Carrier S.A.	Liberia
40.	Wind Dancer Shipping Inc.	Marshall Islands

Annex E to First Amendment to Credit Agreement

Schedule 2.09(a)

Term Loan Repayments and Total Revolving Commitment Reductions

Repayment/ Reduction Date	Total Repayment/ Reduction Amount	Term Loan Repayment	Total Revolving Commitment Reduction
May 20, 2023	$27,710,221.47	$27,710,221.47	$0
Aug 20, 2023	$27,710,221.47	$27,710,221.47	$0
Nov 20, 2023	$27,710,221.47	$27,710,221.47	$0
Feb 20, 2024	$27,710,221.47	$27,710,221.47	$0
May 20, 2024	$27,710,221.47	$27,710,221.47	$0
Aug 20, 2024	$27,710,221.47	$27,710,221.47	$0
Nov 20, 2024	$27,710,221.47	$27,710,221.47	$0
Feb 20, 2025	$27,710,221.47	$27,710,221.47	$0
May 20, 2025	$27,710,221.47	$27,710,221.47	$0
Aug 20, 2025	$27,710,221.47	$27,710,221.47	$0
Nov 20, 2025	$27,710,221.47	$27,710,221.47	$0
Feb 20, 2026	$27,710,221.47	$27,710,221.47	$0
May 20, 2026	$27,710,221.47	$27,710,221.47	$0
Aug 20, 2026	$27,710,221.47	$6,089,383.49	$21,620,837.99
Nov 20, 2026	$27,710,221.47	$0	$27,710,221.47
Feb 20, 2027	$27,710,221.47	$0	$27,710,221.47
Maturity Date	$180,388,108.53	$0	$180,388,108.53